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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated July 24, 2000 included in MatrixOne, Inc.'s Annual Report on Form 10-K for the year ended July 1, 2000.


                              /s/ ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 27, 2001